UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2010
INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File No.)	04-3523891 (IRS Employer Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1 UNDERWRITING AGREEMENT
EX-5.1 OPINION OF GOODWIN PROCTER LLP
EX-99.1 PRESS RELEASE

Item 1.01. Entry Into a Definitive Material Agreement.
On December 7, 2010, Insulet Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. (the “Underwriter”), for the sale by the Company to the Underwriter of 3,000,000 shares of common stock, par value $0.001 per share (the “Firm Shares”). The Firm Shares will be sold to the Underwriter pursuant to the Underwriting Agreement at a price of $13.266 per share. The offering is expected to close on or about December 13, 2010, subject to customary closing conditions. The Company has granted the Underwriter a 30-day option to purchase an additional 450,000 shares of common stock (together with the Firm Shares, the “Shares”).
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Shares.
The offering is being made pursuant to a registration statement on Form S-3 (File No. 333-158354) filed with the Securities and Exchange Commission (the “Commission”) on April 1, 2009, in the form in which became effective on April 8, 2009 (the “Registration Statement”), the prospectus included in the Registration Statement and a final prospectus supplement relating to the Shares filed pursuant to Rule 424(b)(5) of the Securities Act on December 8, 2010.
A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.
Item 7.01. Regulation FD Disclosure.
On December 7, 2010, the Company issued a press release announcing the sale of 3,000,000 shares of its common stock pursuant to the Underwriting Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement dated December 7, 2010 by and between Insulet Corporation and Canaccord Genuity Inc.

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release of Insulet Corporation dated December 7, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSULET CORPORATION
Date: December 8, 2010	By:	/s/ Brian Roberts
		Name:	Brian Roberts
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated December 7, 2010 by and between Insulet Corporation and Canaccord Genuity Inc.

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release of Insulet Corporation dated December 7, 2010

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